BLACKROCK FUNDSSM
BlackRock Strategic Risk Allocation Fund
(the “Fund”)

Supplement dated June 5, 2015 to the Fund’s
Summary Prospectus dated November 28, 2014

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Ked Hogan, PhD	2012	Managing Director of BlackRock, Inc.
Philip Hodges, PhD	2012	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-SRA-0615SUP